Exhibit 10.16

WARRANT ISSUANCE AGREEMENT

This WARRANT ISSUANCE AGREEMENT is made as of this 14th day of February, 2006 by and between Tripath Technology Inc., a Delaware corporation (the “Company”), the investors signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”), and each of Brendan O’Neill, Mitch Levine and Adam Epstein (each, a “Series B Warrant Holder” and collectively, the “Series B Warrant Holders”) (the “Agreement”). Defined terms not otherwise defined herein shall have the meanings set forth in the Warrants (as defined in Section 2 below).

WHEREAS, pursuant to that certain Securities Purchase Agreement dated November 8, 2005 by and among the Company, the Purchasers and investors signatory thereto (the “Purchase Agreement”), the Purchasers were issued warrants (the “Existing Warrants”) to purchase an aggregate of 6,756,755 shares of Common Stock, par value $.001 per share (the “Common Stock”) and in the individual amounts set forth below such Purchaser’s name on the signature pages hereto;

WHEREAS, the Existing Warrants expire on July 1, 2006, but the Purchasers are agreeing to exercise the Existing Warrants pursuant to the terms hereof and thereof as of the date hereof;

NOW, THEREFORE, in consideration of the mutual premises and agreements contained herein, and intending to be legally bound hereby, the undersigned parties hereby agree as follows:

1. Exercise of Existing Warrants. Each Purchaser hereby agrees, severally and not jointly with the other Purchasers, to exercise in full such Purchaser’s Existing Warrants for cash pursuant to the terms of the Existing Warrants, and each Purchaser shall execute and deliver a Notice of Exercise in substantially the form attached to the Existing Warrants to the Company contemporaneously with the execution and delivery of this Agreement; provided, however, that a Purchaser shall not be required to exercise such certain portion of its Existing Warrant to the extent that Section 2(d)(i) of the Existing Warrant is violated by the resulting common stock issuance of such certain portion (a “Capped Exercise”). In the event of a Capped Exercise, such Purchaser shall be obligated to exercise the unexercised portion of its Existing Warrant on the 75th day thereafter (and each 75th day thereafter) to the extent Section 2(d)(i) of the Existing Warrant is not violated until all Existing Warrants have been exercised.

2. Issuance of New Warrants. As partial consideration hereunder, each Purchaser shall be issued a Warrant (the “Warrants”) in the form of Exhibit A attached hereto as promptly as practicable, but in any event within three business days following the date hereof, to purchase a number of shares of Common Stock equal to 90% of the shares of Common Stock underlying such Purchaser’s exercised Existing Warrants immediately prior to the effectiveness hereof (the “Warrant Shares”), which Warrants shall be substantially similar to the Existing Warrants except that the Exercise Price of such Warrants shall be $0.315 per share, the Termination Date of such Warrants shall be July 1, 2007 and there shall be no price-based anti-dilution provisions for subsequent issuances of equity or debt securities resulting from subsequent financings in which common stock is issued at or below the Exercise Price or in which securities convertible or exercisable into common stock are issued at a conversion price or an exercise price at or below the Exercise Price. Notwithstanding the foregoing, in the event of a Capped Exercise, Warrants shall be issued proportionally upon exercise of the Existing Warrants.

3. Prohibition on Dilutive Issuances. The Company or any Subsidiary thereof shall not, at any time while the Purchasers hold any Warrants, offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price of the Warrant (a “Dilutive Issuance”) without the prior written consent of all Purchasers then holding Warrants (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance; provided that if such issuance is a result of the adjustment provisions of Section 5 of the Debentures (as defined below), of Section 3 of the Existing Warrants, or of Section 3 of the Series B Warrants (as defined below), such issuance shall not be deemed a Dilutive Issuance). Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3 in respect of an Exempt Issuance.

4. Allocation of Reserved and Authorized Shares. Immediately following the issuance of the Warrants, the Company shall not have a sufficient number of authorized and unreserved shares to honor in full the exercise of the Warrants. The number of shares of Common Stock that will be reserved by the Company and available for issuance upon conversion of the Warrants shall be zero (0) (the “Reserved Warrant Shares”), which may be increased with a corresponding reduction in the Reserved Conversion Shares (as defined below) by any particular Purchaser pursuant to this Section. The number of shares of Common Stock that shall be reserved and available for issuance upon conversion of the 6% Senior Secured Convertible Debenture of the Company (the “Debentures”) shall be 13,513,513 (the “Reserved Conversion Shares” and collectively with the Reserved Warrant Shares, the “Reserved Shares”). On or before June 30, 2006, the Company shall use commercially reasonable efforts to hold a Stockholders Meeting to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to not less than 150,000,000 shares. In the event that such meeting does not occur by June 30, 2005 or that the Company’s Stockholders do not approve such an amendment, the Company shall effect a reverse split of the Common Stock on or before July 15, 2006 which will allow for the reservation and exercise in full of the Debentures and Warrants. Until such time as the Company has a sufficient number of authorized and unreserved shares to honor in full the exercise of the Warrants, the Reserved Shares shall be allocated to each Purchaser ratably based on its initial purchase of Debentures pursuant to the Purchase Agreement (“Purchaser Allocation”). A Purchaser shall be permitted to increase its Reserved Warrant Shares against a reduction of its Reserved Conversion Shares within its Purchaser Allocation.

5. Waivers. Provided that the Company has a sufficient number of authorized and unreserved shares to honor in full the exercise of the Warrants on or before July 15, 2006, each Purchaser, severally and not jointly with the other Purchasers, hereby agrees to waive any breach or default of Sections 4.2, 4.4, 4.12(a), 4.12(b), 4.13, 4.14 of the Purchase Agreement, Section 2(a) of that certain Registration Rights Agreement dated November 8, 2005 by and among the Company, the Purchasers and investors signatory thereto (the “Registration Rights Agreement”) (provided that a registration statement for the Warrant Shares is effective on or before June 30, 2006), Sections 4(d)(v), 5(b)(A), 5(b)(B), 7(c) and 8(a)(iv) of the Debentures, Sections 3(a) and 3(b) of the Warrant, and Sections 3(a) and 3(b) of those certain Series B Common Stock Purchase Warrants issued by the Company on November 8, 2005 to the Purchasers and to the Series B Warrant Holders (the “Series B Warrant”), that occur solely and directly as a result of the transactions contemplated under this Agreement. Provided that the Company has a sufficient number of authorized and unreserved shares to honor in full the exercise of the Warrants on or before July 15, 2006, each of the Series B Warrant Holders hereby agrees to waive any breach or default of Sections 3(a) and 3(b) of the Series B Warrants.

6. Representations, Warranties and Covenants of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the “Disclosure Schedules”) which Disclosure Schedules shall be deemed a part hereof, the Company makes the representations and warranties set forth below to each Purchaser.

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals (as defined in the Purchase Agreement). This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Purchase Agreement).

(c) Capitalization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue an aggregate of 100,000,000 shares of Common Stock, 5,000,000 shares of Preferred Stock, 865,200 shares of which are designated as Series A Preferred Stock and no other shares of capital stock. As of February 1, 2006, there was issued and outstanding 55,948,455 shares of Common Stock, all of which such issued and outstanding shares were validly issued, fully paid and nonassessable. The Warrants and the Warrant Shares, when issued in accordance with the terms of this Agreement and the Warrants, will be duly authorized, validly issued, fully paid and nonassessable. Except as described in this Section or as set forth on Schedule 6(c), there are no issued or outstanding securities and no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of Common Stock or any issued or outstanding securities of any nature convertible into shares of Common Stock. There is no proxy or any other agreement, arrangement or understanding of any kind authorized, effective or outstanding which restricts, limits or otherwise affects the right to vote any shares of Common Stock.

(d) Other Representations, Warranties and Covenants. Except as set forth on Schedule 6(d), the representations, warranties and covenants of the Company with respect to the Warrants and Warrant Shares shall be identical in all respects to the representations, warranties and covenants of the Company with respect to the Existing Warrants (and shares of Common Stock underlying the Existing Warrants) issued pursuant to the Purchase Agreement and other Transaction Documents (as defined under the Purchase Agreement), except for the Company’s representations and warranties in the Purchase Agreement at Sections 3.1(c), 3.1(d) and 3.1(g); and the Company hereby makes such representations, warranties and covenants, except for the Company’s representations and warranties in the Purchase Agreement at Sections 3.1(c), 3.1(d) and 3.1(g), as though fully set forth herein as of the date hereof, and all such representations, warranties and obligations, except for the Company’s representations and warranties in the Purchase Agreement at Sections 3.1(c), 3.1(d) and 3.1(g), are incorporated herein by reference, including without limitation, all registration rights with respect to the Warrant Shares as though such shares were Registrable Securities (as defined under the Registration Rights Agreement); notwithstanding the foregoing, the covenants found in Section 4.12(c) of the Purchase Agreement shall not be incorporated herein by reference.

7. Representations, Warranties and Covenants of the Purchasers. The representations, warranties and covenants of the Purchasers with respect to the Warrants and Warrant Shares shall be identical in all respects to the representations, warranties and covenants of the Purchasers with respect to the Existing Warrants (and shares of Common Stock underlying the Existing Warrants) issued pursuant to the Purchase Agreement and other Transaction Documents (as defined under the Purchase Agreement); and the Purchasers hereby make such representations, warranties and covenants as though fully set forth herein as of the date hereof, and all such representations, warranties and obligations are incorporated herein by reference.

8. Miscellaneous.

(a) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Agreement shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it on the signature pages hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance hereunder.

(b) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(c) Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

(d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument.

(e) Public Disclosure. The Company shall, within four business days following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to the Purchasers, disclosing the material terms of the transactions contemplated hereby, and shall attach this Agreement thereto. The Company shall consult with the Purchasers in issuing any other press releases with respect to the transactions contemplated hereby.

(f) Independent Nature of Holders’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

COMPANY

TRIPATH TECHNOLOGY INC.

By:	/s/ Jeffrey L. Garon
Name:	Jeffrey L. Garon
Title:	Vice President, Finance and Chief Financial Officer

Address for Notice:

Tripath Technology Inc.
2560 Orchard Parkway
San Jose, CA 95131

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WARRANT ISSUANCE AGREEMENT]

IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

PURCHASER

Name of Purchaser:             Enable Opportunity Partners

Signature of Authorized Signatory of Purchaser:             /s/ Brendan O’Neil

Name of Authorized Signatory:

Title of Authorized Signatory:             Principal & Portfolio Manager

Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Existing Warrants:	472,973
New Warrants:	425,676

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[Signature Page – Warrant Issuance Agreement]

IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

PURCHASER

Name of Purchaser:             Enable Growth Partners

Signature of Authorized Signatory of Purchaser:             /s/ Brendan O’Neil

Name of Authorized Signatory:

Title of Authorized Signatory:             Principal & Portfolio Manager

Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Existing Warrants:	1,756,757
New Warrants:	1,581,081

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IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

PURCHASER

Name of Purchaser:             Gryphon Master Fund, L.P.

Signature of Authorized Signatory of Purchaser:     /s/ Warren W. Garden

Name of Authorized Signatory:

Title of Authorized Signatory:     Authorized Agent

Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Existing Warrants:	1,351,351
New Warrants:	1,216,216

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IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

PURCHASER

Name of Purchaser:             GSSF Master Fund, L.P.

Signature of Authorized Signatory of Purchaser:     /s/ Warren W. Garden

Name of Authorized Signatory:

Title of Authorized Signatory:     Authorized Agent

Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Existing Warrants:	675,676
New Warrants:	608,108

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IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

PURCHASER

Name of Purchaser:             SRG Capital, LLC

Signature of Authorized Signatory of Purchaser:     /s/ Yoav Roth

Name of Authorized Signatory:

Title of Authorized Signatory:     Portfolio Manager

Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Existing Warrants:	472,973
New Warrants:	425,676

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IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

PURCHASER

Name of Purchaser:             Bushido Capital Master Fund, LP

Signature of Authorized Signatory of Purchaser:     /s/ Louis Rabman

Name of Authorized Signatory:

Title of Authorized Signatory:     President, Bushido Capital Partners, Ltd.

Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Existing Warrants:	1,351,351
New Warrants:	1,216,216

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IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

PURCHASER

Name of Purchaser:     Gamma Opportunity Capital Partners, LP, Class C

Signature of Authorized Signatory of Purchaser:     /s/ Chris Rossman

Name of Authorized Signatory:

Title of Authorized Signatory:     Director

Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Existing Warrants:	337,837
New Warrants:	304,053

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IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

PURCHASER

Name of Purchaser:     Gamma Opportunity Capital Partners, LP, Class A

Signature of Authorized Signatory of Purchaser:     /s/ Chris Rossman

Name of Authorized Signatory:

Title of Authorized Signatory:     Director

Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Existing Warrants:	337,837
New Warrants:	304,053

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IN WITNESS WHEREOF, the parties have duly executed this Warrant Issuance Agreement as of the date first written above.

SERIES B WARRANT HOLDERS

BRENDAN O’NEILL

By:	/s/ Brendan O’Neill
Brendan O’Neill

MITCH LEVINE

By:	/s/ Mitch Levine
Mitch Levine

ADAM EPSTEIN

By:	/s/ Adam Epstein
Adam Epstein

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